UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
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☐	Soliciting Material Pursuant to Section 240.14a-12
Central Federal Corporation

(Name of Registrant as Specified In Its Charter)

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2923 Smith Road	Fairlawn, Ohio 44333	(330) 666-7979

April 21, 2009

Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Central Federal Corporation which will be held at Fairlawn Country Club, located at 200 North Wheaton Road, Fairlawn, Ohio, on Thursday, May 21, 2009 at 10:00 a.m., local time.

The attached notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of Crowe Horwath LLP, the Company’s independent registered public accounting firm, will be present at the Meeting to respond to any questions stockholders may have regarding the business to be transacted. In addition, the Meeting will include management’s report on the Company’s financial performance for 2008. Attendance at the Meeting is limited to stockholders of record as of the close of business on April 10, 2009, their duly appointed proxies, and guests of management.

The Board of Directors of Central Federal Corporation has determined that matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders, and the Board unanimously recommends that you vote “FOR” each of the proposals identified in the accompanying proxy statement.

Your vote is very important. Whether or not you expect to attend the Meeting, please read the enclosed proxy statement and then complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented. If you attend the Meeting, you may vote in person even if you have previously mailed a proxy card.

On behalf of the Board of Directors and all of the employees, thank you for your continued interest and support.

Sincerely yours,

Mark S. Allio
Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be held on May 21, 2009
PROXY STATEMENT
VOTING PROCEDURES AND ATTENDING THE MEETING
CORPORATE GOVERNANCE
PROPOSAL 1 ELECTION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS
PROPOSAL 2 APPROVAL OF THE CENTRAL FEDERAL 2009 EQUITY COMPENSATION PLAN
PROPOSAL 3 APPROVAL OF THE AMENDMENT TO CENTRAL FEDERAL CORPORATION’S CERTIFICATE OF INCORPORATION
PROPOSAL 4 NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION
PROPOSAL 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCK OWNERSHIP
CENTRAL FEDERAL CORPORATION 2009 EQUITY COMPENSATION PLAN

2923 Smith Road
Fairlawn, Ohio 44333

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 21, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Central Federal Corporation will be held Thursday, May 21, 2009 at the Fairlawn Country Club, located at 200 North Wheaton Road, Fairlawn, Ohio at 10:00 a.m., local time.

The purpose of the Meeting is to consider and vote upon the following matters:

1.	The election of two Directors for terms of three years each, or until their successors are elected and qualified;

2.	The approval of the Central Federal Corporation 2009 Equity Compensation Plan;

3.	The approval of the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of Central Federal common stock;

4.	The approval, in a non-binding advisory vote, of the compensation of executives disclosed in the proxy statement;

5.	The ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for the Company for the year ending December 31, 2009; and

6.	Such other matters as may properly come before the Meeting. The Board of Directors is not currently aware of any other business to come before the Meeting.

Record holders of the common stock of Central Federal Corporation at the close of business on April 10, 2009 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) or postponement(s) of the Meeting. The Meeting may, for example, be adjourned to permit the Company to solicit additional proxies in the event that there are insufficient shares present or represented at the Meeting for a quorum or insufficient votes to approve or ratify any of the aforementioned proposals at the time of the Meeting. A list of stockholders entitled to vote will be available at the Meeting and for the ten days preceding the Meeting at CFBank, 2923 Smith Road, Fairlawn, Ohio 44333.

By the Order of the Board of Directors

Eloise L. Mackus
Corporate Secretary

Fairlawn, Ohio
April 21, 2009

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Central Federal Corporation (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at Fairlawn Country Club, 200 North Wheaton Road, Fairlawn, Ohio, at 10:00 a.m. local time on May 21, 2009, and at any and all postponements or adjournments thereof. Your vote is very important. This proxy statement, proxy card and 2008 Annual Report are being first sent or given on or about April 21, 2009 to stockholders of record at the close of business on April 10, 2009. The Board of Directors encourages you to read this proxy statement thoroughly and to take this opportunity to vote on the matters to be decided at the Meeting. This proxy statement and the form of proxy card and 2008 Annual Report are also available at www.CFBankonline.com/secproxy. The Company’s principal executive offices are located at 2923 Smith Road, Fairlawn, Ohio 44333.

VOTING PROCEDURES AND ATTENDING THE MEETING

WHO CAN ATTEND THE MEETING?

If you are a stockholder of record as of the close of business on April 10, 2009, you are entitled to attend the Meeting. Please note, however, that if you hold your shares in street name (i.e., you are a beneficial owner of shares of Company common stock that are held by a broker, bank or other nominee), you will need proof of ownership to be admitted to the Meeting. See “HOW DO I VOTE” and “MUST I VOTE BY PROXY OR MAY I VOTE IN PERSON AT THE ANNUAL MEETING?”

WHO IS ENTITLED TO VOTE?

You are entitled to vote your shares of common stock if the Company’s records show that you held your shares as of the close of business on April 10, 2009. As of the close of business on that date, a total of 4,101,537 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented at the Meeting, except that, as provided in the Company’s Certificate of Incorporation, record holders of common stock that is beneficially owned, either directly or indirectly, by a person (either a natural person or an entity) who, as of the close of business on April 10, 2009, beneficially owned a total number of shares of common stock in excess of 10% of the outstanding shares of common stock (the “10% limit”) are not entitled to any vote of their shares that are in excess of the 10% limit, and those shares are not treated as outstanding for voting purposes.

A person is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person. The Company’s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to the Company to enable the Board of Directors to implement and apply the 10% limit.

As of the record date, April 10, 2009, there was one person who was known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock, and there was also one person who was known to the Company to be subject to the 10% limit. See SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS on page 21 of this proxy statement.

HOW DO I VOTE?

If you were a stockholder of record as of April 10, 2009, you may vote in person by attending the Meeting or you may vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. If you hold your shares through a broker, bank or other nominee, you are considered to hold your shares in “street name”, and you will receive separate instructions from the nominee describing how to vote your shares. Please note that if you hold your shares in street name and wish to vote those shares in person at the Meeting, you will need to obtain a written proxy from the broker, bank or other nominee that holds those shares for you.

MUST I VOTE BY PROXY OR MAY I VOTE IN PERSON AT THE ANNUAL MEETING?

You may vote in person at the Meeting if you are a stockholder of record and you provide at the Meeting the identification required for admission. To be admitted at the meeting, you will need to present personal photo identification. If your shares are held in street name (i.e., the shares are not registered in your name), you must (1) bring personal photo identification and proof of stock ownership to the Meeting to be admitted, and (2) obtain and bring with you to the meeting a proxy from your broker, bank or other institution in whose name your shares are held in order to vote those shares at the meeting. A copy of your account statement or a letter from your broker, bank or other institution reflecting the number of shares of common stock you own as of April 10, 2009 constitutes adequate proof of stock ownership.

WHAT ARE THE MATTERS TO BE PRESENTED?
Five proposals will be presented for you to consider and vote on at the Meeting:

1) the election of two directors;

2) the approval of the Central Federal Corporation 2009 Equity Compensation Plan;

3) the approval of the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of Central Federal common stock;

4) to approve, in a non-binding advisory vote, the compensation of executives disclosed in this proxy statement; and

5) ratification of the appointment of the independent registered public accounting firm for 2009.

WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

The Board of Directors unanimously recommends that you vote:

•	“FOR” EACH NOMINEE TO THE BOARD OF DIRECTORS;

•	“FOR” THE APPROVAL OF THE CENTRAL FEDERAL CORPORATION 2009 EQUITY COMPENSATION PLAN;

•	“FOR” THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CENTRAL FEDERAL COMMON STOCK;

•	“FOR” THE APPROVAL OF THE COMPENSATION OF EXECUTIVES AS DISCLOSED IN THIS PROXY STATEMENT; AND

•	“FOR” RATIFICATION OF CROWE HORWATH LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2009 FISCAL YEAR.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

In voting on the election of directors (Proposal 1), you may vote in favor of any or all of the nominees or withhold authority to vote for any or all of the nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes (as discussed below) will have no effect on the outcome of the election.

In voting on the approval of the Central Federal Corporation 2009 Equity Compensation Plan (Proposal 2), the approval of executive compensation (Proposal 4), the ratification of Crowe Horwath LLP as independent registered public accounting firm for the Company (Proposal 5) and all other matters that may properly come before the Meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Under the Company’s Bylaws, an affirmative vote of the holders of a majority of the votes cast at the Meeting is required to approve these proposals. Shares underlying broker non-votes or in excess of the 10% limit will not be counted as present and entitled to vote or as votes cast, and, accordingly, such shares will have no effect on the outcome. Abstentions are treated as present for purposes of constituting a quorum but are not counted as votes for or against these proposals.

In voting on the approval of the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of Central Federal common stock (Proposal 3), the affirmative vote of the holders of a majority of the outstanding shares of all stock entitled to a vote at the Meeting is required for approval of the amendment to the Certificate of Incorporation. If you “abstain” or otherwise do not vote on this Proposal 3, it has the same effect as a vote against the amendment.

IS THE BOARD OF DIRECTORS AWARE OF ANY OTHER MATTERS THAT WILL BE PRESENTED AT THE ANNUAL MEETING?

The Company is not aware of any other matters to be presented at the Meeting. If any matters not described in this proxy statement are properly presented at the Meeting, the persons named in the proxy card will use his or her best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the Meeting in order to solicit additional proxies.

WHAT IS A BROKER NON-VOTE?

A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

The Meeting will be held if a quorum is represented at the Meeting. A quorum exists if a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares in excess of the 10% limit) at the Meeting is present or represented by proxy at the Meeting. If you return valid proxy instructions or attend the Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining a quorum. If there are not sufficient shares present or represented by proxy at the Meeting or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

You may revoke your proxy at any time before the vote is taken at the Meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the Meeting, deliver to the Company another proxy that bears a later date, or attend the Meeting and vote your shares in person. Attendance at the Meeting will not in itself revoke your proxy. If your Company common stock is held in street name and you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank. Please note that if the Meeting is postponed or adjourned, your shares may be voted by the persons named on the proxy card on the new Meeting date as well, unless you have revoked your proxy.

WHO WILL COUNT THE VOTE?

The Company’s transfer agent, Registrar and Transfer Company, will tally the vote, which will be certified by an independent Inspector of Election. The Board of Directors has designated Douglas J. Root, President of Q.T. Equipment Company, to act as the Inspector of Election. Mr. Root is not otherwise employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Meeting, the proxies will be returned to the Company.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on May 21, 2009.

The Proxy Statement, Form of Proxy and 2008 Annual Report are available at
www.CFBankonline.com/secproxy.

CORPORATE GOVERNANCE

GENERAL

The Company continually reviews its corporate governance policies and practices. This includes comparing its current policies and practices to applicable legal and regulatory requirements and to the policies and practices suggested by various groups and authorities active in corporate governance and practices of other public companies. Based upon this review, the Company expects to adopt any changes that the Board of Directors believes are the best corporate governance policies and practices for the Company.

CODE OF ETHICS AND BUSINESS CONDUCT

Since the Company’s inception in 1998, it has had a Code of Ethics and Business Conduct (“Code of Conduct”). The Company requires all directors, officers and other employees of the Company and its wholly owned subsidiary, CFBank, to adhere to the Code of Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Conduct requires that the Company’s and CFBank’s employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s and CFBank’s best interests. All of the Company’s and CFBank’s employees are required to certify that they have reviewed and understand the Code of Conduct. In addition, all officers and senior level executives are required to certify as to any actual or potential conflicts of interest involving them and the Company or CFBank. The Company and CFBank also provide training for employees on the Code of Conduct and their legal obligations. The Company’s Code of Conduct is applicable to all employees of the Company and CFBank, including its principal executive officer, principal financial officer and controller, and meets the requirements of the Sarbanes-Oxley Act of 2002 with respect to the obligations of such persons.

Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. The Code of Conduct includes procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Company’s Code of Ethics and Business Conduct is available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”

PROPOSAL 1 ELECTION OF DIRECTORS

The number of directors is fixed at seven. Two directors, Mr. Aldrich and Mr. Allio, have been nominated to be elected to hold office until the Annual Meeting in 2012. Notwithstanding the foregoing, each director will serve until his successor is duly qualified and elected. Information concerning Messrs. Aldrich and Allio and the continuing directors is set forth below. Should any nominee decline or be unable to accept such nomination or be unable to serve, an event which management does not now expect, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees. In this event, the proxy holders may vote your shares in their discretion for any substitute nominee proposed by the Board of Directors unless you indicate otherwise.

All nominees currently are directors of the Company. There are no family relationships among any of the directors and executive officers. No directors hold directorships in other reporting companies, except Mr. Vernon, as described below. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company. The following is information regarding each nominee and each director continuing in office. Unless otherwise stated, each individual has held his current occupation for at least five years.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

NOMINEES
Jeffrey W. Aldrich, retired, was President and Chief Executive Officer of Sterling China Co., a dishware manufacturing company in Wellsville, Ohio, from November 1970 through 2005. Age 66. Director since 1979.

Mark S. Allio has been the Chairman of the Company and CFBank since January 1, 2006 and President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank since February 1, 2005. He was the Vice Chairman of the Company and CFBank from February 1, 2005 through December 31, 2005. Mr. Allio was President and Chief Executive Officer of Rock Bank, an affiliate of Quicken Loans, Inc. in Livonia, Michigan, from April 2003 to December 2004, President of Third Federal Savings, MHC in Cleveland, Ohio from January 2000 to December 2002, Chief Financial Officer of Third Federal from 1988 through 1999, and has more than 30 years of banking and banking-related experience. Age 54. Director since 2003.

CONTINUING DIRECTORS
Thomas P. Ash has been Director of Governmental Relations at the Buckeye Association of School Administrators since August 2005. Prior to that time, Mr. Ash was Superintendent of Schools, Mid-Ohio Educational Service Center in Mansfield, Ohio from January 2000 through July 2005. Mr. Ash was the Superintendent of Schools, East Liverpool City School District in East Liverpool, Ohio from August 1984 to December 1999. As Superintendent at Mid-Ohio Educational Service Center and East Liverpool City School District, his experience included financial reporting and analysis, supervising and directing financial staff members, implementing and complying with GAAP reporting requirements and developing internal controls. Age 59. Director since 1985. Current term as director expires on the date of the Annual Meeting in 2010.

David C. Vernon has been a director, President and Chief Executive Officer of National Bancshares Corporation and First National Bank, Orville, Ohio since November 2006. Mr. Vernon continues as Chairman Emeritus of the Company and CFBank, positions he has held since February 29, 2008. He also served as Vice Chairman of the Company and CFBank, from January 1, 2006 to February 28, 2008 and Chairman of the Company and CFBank from January 2003 to December 2005. Mr. Vernon was Chief Executive Officer of the Company and CFBank from January 2003 to January 2005 and President of the Company from March 2003 through January 2005. He was Chairman, President and Chief Executive Officer of Founders Capital Corporation in Akron, Ohio from September 2002 to February 2003; a Strategic Planning Consultant to Westfield Bank in Westfield, Ohio from May 2000 to

July 2002; a Consultant to Champaign National Bank in Urbana, Ohio from July 1999 to April 2002; and a Consultant to First Place Bank in Warren, Ohio from April 1999 to February 2001. While serving as a Consultant to Champaign National Bank, Mr. Vernon also served as a director and member of the Audit and Compensation Committees of that bank’s parent company, Futura Banc Corp. In February 1999, Mr. Vernon retired as Chairman, President and Chief Executive Officer of Summit Bank, a community bank he founded in January 1991. Age 68. Director since 2003. Current term as director expires on the date of the Annual Meeting in 2010.

Jerry F. Whitmer is Of Counsel to Brouse McDowell, LPA, a law firm in Akron, Ohio, where he was a shareholder from 1971 through 2005. Mr. Whitmer served as Managing Partner of the firm from 1997 through 2005. Age 73. Director since 2003. Current term as director expires on the date of the Annual Meeting in 2010.

William R. Downing has been President of R. H. Downing, Inc., an automotive supply, sales and marketing agency in Akron, Ohio, since June 1973. He is also Chairman and Chief Executive Officer of JohnDow Industries, Inc., a manufacturer and distributor of lubrication and fluid handling equipment which he founded in 1988, and Chairman of Dowco, LLC, a manufacturer and processor of tire cord for use in the power transmission belt industry which he acquired in 2006. Age 63. Director since 2003. Current term as director expires on the date of the Annual Meeting in 2011.

Gerry W. Grace, retired, was President of Grace Services, Inc., a weed and pest control company located in Canfield, Ohio, from April 1980 through 2005. He was the Chairman of CFBank, then known as Central Federal Savings & Loan Association of Wellsville, from 1994 to early 2003, and the Chairman of Central Federal Corporation, then known as Grand Central Financial Corp., from 1998 to early 2003. Mr. Grace also served as a Trustee of Ellsworth Township, Ohio from 1976 through 2005. Age 69. Director since 1986. Current term as director expires on the date of the Annual Meeting in 2011.

INDEPENDENCE OF DIRECTORS
The Board of Directors has adopted Director Independence Standards to assist in determining the independence of each director, or nominee for director. In order for a director or nominee to be considered independent, the Board of Directors must affirmatively determine that the director or nominee has no material relationship with the Company. In each case, the Board of Directors broadly considers all relevant facts and circumstances, including the director’s or nominee’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Board of Directors may determine from time to time. These Director Independence Standards are available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”

The Board of Directors has determined that Messrs. Aldrich, Ash, Downing, Grace, and Whitmer meet these standards and are independent and, in addition, satisfy the independence requirements of the Nasdaq® Stock Market, Inc.

Absent unusual circumstances, each director is expected to attend all annual and special meetings of stockholders. With the exception of Mr. Grace, all the directors who were board members at the time of the 2008 Annual Meeting of Stockholders attended that meeting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors of the Company is responsible for establishing broad corporate policies and for the overall performance of the Company. Directors discharge their responsibilities at Board meetings and committee meetings. The members of the Board of Directors of the Company also serve as members of the Board of Directors of CFBank. The Board of Directors of the Company holds regular meetings at least three times annually. The Board of Directors of CFBank meets on a monthly basis. Both Boards may have additional meetings as needed. During the year ended December 31, 2008, the Board of Directors of the Company held four meetings, one of which was a special meeting, the independent directors of the Company held two meetings, and the Board of Directors of CFBank held 12 meetings. No director attended fewer than 75% of the aggregate number of Board meetings and meetings of the committees on which he served. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

AUDIT COMMITTEE.  The Audit Committee consists of Messrs. Ash, Grace and Whitmer. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards. Mr. Ash is the Audit Committee financial expert and is independent of management. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.” This committee is primarily responsible for overseeing the engagement, independence and services of our independent registered public accounting firm and is also responsible for the review of audit reports and management’s actions regarding the implementation of audit findings and review of compliance with all relevant laws and regulations. The Audit Committee met nine times during 2008.

AUDIT COMMITTEE REPORT
The Audit Committee operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the Nasdaq® Stock Market, Inc.

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and representatives of the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent registered public accounting firm the accountants’ independence from the Company and its management. In concluding that the accountants are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

The Audit Committee discussed with representatives of the Company’s independent registered public accounting firm the overall scope of plans for their audit. The Audit Committee meets with such representatives, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has a primary responsibility for financial statements and reports, and of the independent registered public accounting firm which, in its report, expresses an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with U.S. generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is, in fact, “independent.”

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved the selection of the Company’s independent registered public accounting firm.

Thomas P. Ash, Chairman, Gerry W. Grace and Jerry F. Whitmer

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE.  The Compensation and Management Development Committee consists of Messrs. Ash, Downing and Whitmer. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards. The committee is responsible for (i) establishing compensation and benefits for the Chief Executive Officer, (ii) reviewing, when necessary, the incentive compensation programs of the Company and CFBank, and (iii) reviewing matters regarding compensation and fringe benefits for other officers and employees of the Company and CFBank. The Compensation and Management Development Committee of the Company met four times in 2008. The Compensation and Management Development Committee has a charter, which is available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT
This report is made under the Committee’s charter and the rules and regulations of the Securities and Exchange Commission.

The Compensation and Management Development Committee operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each member of the Compensation and Management Development Committee is independent in accordance with the listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards.

The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company and CFBank. The Committee also has authority to certify the Company’s and CFBank’s compliance with the requirements of the U.S. Treasury Department’s Capital Purchase Program (“CPP”) (see discussion below).

Under its charter, the Compensation and Management Development Committee may delegate all or a portion of its duties and responsibilities to a subcommittee, which the Committee has chosen not to do, and they must meet at least three times annually. The Committee met four times during 2008. Mr. Allio periodically makes recommendations to the Committee for the Company’s and CFBank’s directors’ and executive officers’ compensation, including stock-based incentive awards. The Compensation and Management Development Committee, under its charter, is vested with the authority to retain compensation consultants, for which the Company would pay a fee. The Committee did not retain compensation consultants in 2008.

In December 2008, the Company became a participant in the CPP, which was part of the Troubled Asset Relief Program under the Emergency Economic Stabilization Act of 2008 (“EESA”). In that transaction, the United States Treasury Department acquired preferred shares in the Company and also obtained warrants to acquire shares of the Company’s common stock. Under the provisions of EESA and the terms of the CPP, for as long as the Treasury Department retains an interest in the Company’s stock, there are certain limits and restrictions relating to executive compensation with which the Company must comply. The primary requirements imposed on the Company are as follows:

•	The Compensation and Management Development Committee must review senior executive officer incentive compensation with the Company’s senior risk officer to determine whether those arrangements encourage “unnecessary or excessive risks” that threaten the value of the Company. This review was required to be completed within 90 days after the Treasury Department’s purchase of the shares and warrant, and must be performed annually thereafter. The term “senior executive officer” means the individuals identified as “named executive officers” in the summary compensation table of this proxy statement, and may include others.

•	All bonuses and other incentive compensation arrangements with the senior executive officers must provide that during the time the Treasury Department holds an equity position in the Company, the Company may recover (or “claw-back”) any payments that were based on materially inaccurate financial statements or any other materially inaccurate performance metrics used to award bonuses or incentive compensation.

•	The Company is prohibited from making so-called “golden parachute” payments to senior executive officers during the period the Treasury Department holds an equity position in the Company.

•	The Company is not permitted to deduct compensation related to certain senior executive officers in excess of $500,000 per officer, even if such compensation is “qualified performance-based” compensation under section 162(m) of the Internal Revenue Code.

As a condition to the Company’s participation in the CPP, all employment-related agreements and all bonuses and other incentive compensation arrangements with the current senior executive officers have been reviewed and, where necessary, amended to include the provisions required under the CPP.

On February 17, 2009, President Obama signed the American Recovery and Reinvestment Act of 2009 (the “ARRA”), which amended certain provisions of the EESA and requires the Treasury Department to adopt rules relating to executive compensation. These rules, once adopted, may require changes to senior executive compensation in 2009 or thereafter. The ARRA amendments include expansion of the individuals subject to the “claw-back” provisions, expanded prohibitions on golden parachute payments, and additional limits on performance-based compensation plans. The ARRA amendments also limit bonuses, retention awards and incentive compensation payments to executives. The Compensation and Management Development Committee will review the implementing rules when they are available and consider any changes to the terms of existing agreements and compensation arrangements with the Company’s executive officers as it deems advisable to comply with the new rules and any certification requirements.

The Compensation and Management Development Committee certifies that is has reviewed with the Company’s senior risk officer the senior executive officer incentive compensation arrangements and has made reasonable efforts to ensure that such arrangements do not encourage the senior executive officers to take unnecessary and excessive risks that threaten the value of the financial institution.

William R. Downing, Chairman, Thomas P. Ash and Jerry F. Whitmer

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.  The Corporate Governance and Nominating Committee actively seeks individuals to become Board members who have the highest personal and professional character and integrity, who possess appropriate characteristics, skills, experience and time to make a significant contribution to the Board of Directors, the Company and its stockholders, who have demonstrated exceptional ability and judgment, and who will be most effective, in the context of the whole Board of Directors and other nominees to the Board of Directors, in perpetuating the success of the Company and in representing stockholders’ interests. The Committee may employ professional search firms, for which the Company would pay a fee to assist it in identifying potential members of the Board of Directors with the desired skills and disciplines.

The Committee will consider stockholder nominations for director on the same basis and in the same manner as it considers nominations for director from any other source. Any stockholder may submit a nomination in writing to the Chair, Corporate Governance and Nominating Committee, c/o Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333. The nominations must be accompanied by all the information relating to the nominee required by the Company’s Bylaws and the Securities and Exchange Commission’s proxy rules. The Company’s Bylaws provide that, to be considered timely, any stockholder nomination for director generally must be received in writing by the Corporate Secretary at least 90 days before the date fixed for the next Annual Meeting of Stockholders; provided, however, under certain unusual circumstances a nomination received as late as the 10th day after the mailing of a notice of an Annual Meeting of Stockholders may be considered.  A copy of the full text of the Bylaw provisions relating to stockholder nominations may be obtained by writing to the Corporate Secretary at 2923 Smith Road, Fairlawn, Ohio 44333.

The Committee considers candidates for director nominees based on factors it deems appropriate. These factors may include judgment, character, background, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. In addition, because the Company is primarily a community financial services company, board candidates must be highly regarded members of the community in which the Company provides financial services.

The Corporate Governance and Nominating Committee met two times in 2008 and is currently composed of three directors: Messrs. Aldrich, Grace and Whitmer. Mr. Whitmer is Chairman of the Committee. Each member of the Committee is independent as defined in the corporate governance listing standards of the Nasdaq® Stock Market, Inc. and the Company’s Director Independence Standards.

The Corporate Governance and Nominating Committee charter is available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.”

COMMITTEE CHARTERS AND OTHER CORPORATE GOVERNANCE DOCUMENTS.  The Audit Committee Charter, Compensation and Management Development Committee Charter, Corporate Governance and Nominating Committee Charter, Corporate Governance Guidelines, Director Independence Standards and Code of Ethics and Business Conduct are available on the Company’s website at www.CFBankonline.com under the caption “CF News and Links — Investor Relations — Corporate Governance.” You also may receive copies without charge by writing to: Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333.

COMMUNICATIONS WITH DIRECTORS
The Board of Directors also has adopted a process by which stockholders and other interested parties may communicate with the Board, any individual director, any committee chair or the non-management directors as a group by e-mail or regular mail. Communications by e-mail should be sent to EllyMackus@CFBankmail.com. Communications by regular mail should be sent to the attention of the Board of Directors; any individual director by name; Chair, Audit Committee; Chair, Compensation and Management Development Committee; Chair, Corporate Governance and Nominating Committee or to the Non-Management Directors, c/o Corporate Secretary, Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333. All communications will be reviewed by management to determine whether the communication requires immediate action. Management will pass on all communications received, or a summary of such communications, to the appropriate director or directors.

DIRECTORS’ COMPENSATION
DIRECTORS’ FEES.  Each director (including Mr. Allio) is paid an annual retainer in the amount of $15,000, which includes a retainer of $3,000 for service as a director of the Company and a retainer of $12,000 for service as a director of CFBank. The Chairman of the Board receives an additional $9,500 per year and the Audit Committee Chairman, who is also the Committee’s financial expert, receives an additional $3,000 per year.

1999 STOCK-BASED INCENTIVE PLAN AND THIRD AMENDED AND RESTATED 2003 EQUITY COMPENSATION PLAN.  The Company maintains the 1999 Stock-Based Incentive Plan and the Third Amended and Restated 2003 Equity Compensation Plan for the benefit of employees and outside directors of the Company and CFBank. Please see Proposal 2 to adopt the Central Federal Corporation 2009 Equity Compensation Plan which, if approved by stockholders, would replace the Third Amended and Restated 2003 Equity Compensation Plan.

DIRECTOR COMPENSATION TABLE.  The following table summarizes compensation paid to each director who is not a named executive officer during the year ended December 31, 2008. Director compensation for Mr. Allio is included in the Summary Compensation Table.

	Director Compensation
	Fees Earned	Stock	Option	All Other
	or Paid in	Awards	Awards	Compensation
Name	Cash ($) (1)	($) (2)	($) (3)	($) (4)	Total ($)

Jeffrey W. Aldrich	$15,000	$1,533	$377	$4,135	$21,045
Thomas P. Ash	18,000	1,533	377	1,283	21,193
William R. Downing	15,000	1,533	377	125	17,035
Gerry W. Grace	15,000	1,533	377	634	17,544
David C. Vernon(5)	15,000	4,943	377	43,822	64,142
Jerry F. Whitmer	15,000	1,533	377	125	17,035

(1)	The amount included in the “Fees Earned” column for Mr. Ash represents $3,000 related to his service as the Audit Committee Chairman.

(2)	The amounts included in the “Stock Awards” column represent the compensation cost we recognized in 2008 related to non-option stock awards, as described in Statement of Financial Accounting Standards No. 123R. For a discussion of the assumptions we used to calculate the value of stock awards reported in this column, see Note 14 to our consolidated financial statements on pages 45 — 46 of our annual report on Form 10-K for the year ended December 31, 2008. As of December 31, 2008, each director, except Mr. Vernon, had a total of 400 shares of unvested stock awards outstanding, which will vest 200 shares each on May 31, 2009 and May 31, 2010. Mr. Vernon had 1,200 shares of unvested stock awards outstanding, which will vest 600 shares each on May 31, 2009 and May 31, 2010.

(3)	The amounts included in the “Option Awards” column represent the compensation cost we recognized related to stock option grants, as described in Statement of Financial Accounting Standards No. 123R. For a discussion of the assumptions used to calculate the value of the option awards reported in this column, see Note 14 to our consolidated financial statements in pages 45 — 46 of our annual report on Form 10-K for the year ended December 31, 2008. As of December 31, 2008, Messrs. Aldrich, Ash and Grace had a total of 14,694 options outstanding. Messrs. Downing and Whitmer had a total of 5,000 options outstanding. Mr. Vernon had 64,390 options outstanding.

(4)	The amounts shown in the “All Other Compensation” column represent costs associated with life insurance benefits for Messrs. Aldrich, Ash and Grace, and $125 dividends on unvested stock awards for each director, except Mr. Vernon, whose dividends on unvested stock awards totaled $389.

(5)	The amounts shown in the “All Other Compensation” column for Mr. Vernon include $20,833 paid pursuant to his Salary Continuation Agreement after his retirement on February 28, 2008, and the following paid prior to his retirement on February 28, 2008: $20,000 wages, $1,200 auto allowance, $1,000 country club dues, $400 employer 401(k) plan matching contribution.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE.  The following table summarizes compensation for our Chief Executive Officer and our two most highly compensated executive officers other than the CEO for the years ended December 31, 2008 and 2007.

Summary Compensation Table for 2008

				Stock	Option	All Other
Name and Principal				Awards	Awards	Compensation
Position	Year	Salary ($)	Bonus ($)	($) (1)	($) (2)	($) (3)	Total ($)

Mark S. Allio	2008	$225,000	$35,000	$43,019	$6,614	$31,118	$340,751
Chairman, President	2007	175,000	—	30,921	3,347	30,290	239,558
and Chief Executive Officer
Raymond E. Heh	2008	124,583	20,000	20,682	2,180	1,500	168,945
President and Chief	2007	120,000	10,000	21,868	669	1,734	154,271
Operating Officer, CFBank
Eloise L. Mackus	2008	109,583	20,000	14,593	2,207	2,630	149,013
Executive Vice President,	2007	105,000	10,000	13,824	1,171	3,229	133,224
General Counsel and Secretary

(1)	The amounts included in the “Stock Awards” column represent the compensation cost we recognized related to non-option stock awards, as described in Statement of Financial Accounting Standards No. 123R. For a discussion of the assumptions used to calculate the value of the stock awards reported in this column, see Note 14 to our consolidated financial statements on pages 45-46 of our annual report on Form 10-K for the year ended December 31, 2008.

(2)	The amounts included in the “Option Awards” column represent the compensation cost we recognized related to stock option grants, as described in Statement of Financial Accounting Standards No. 123R. For a discussion of the assumptions used to calculate the value of the option awards reported in this column, see Note 14 to our consolidated financial statements on pages 45-46 of our annual report on Form 10-K for the year ended December 31, 2008.

(3)	The amounts shown in the “All Other Compensation” column are attributable to dividends on unvested non-option stock awards, employer 401(k) plan matching contributions, and director fees as follows:

For Mr. Allio, $3,125 and $2,290 dividends on unvested non-option stock awards in 2008 and 2007; $3,493 and $3,500 employer 401(k) plan matching contributions in 2008 and 2007; and $24,500 director fees.

For Mr. Heh, $1,500 and $1,734 dividends on unvested non-option stock awards in 2008 and 2007.

For Ms. Mackus, $1,063 and $1,129 dividends on unvested non-option stock awards in 2008 and 2007; $1,567 and $2,100 employer 401(k) plan matching contributions in 2008 and 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END.  The following table shows information regarding outstanding equity awards we have made to our named executive officers which are outstanding as of December 31, 2008.

Outstanding Equity Awards at Fiscal Year-End

Option Awards					Stock Awards
		Number of			Number of	Market
	Number of	Securities			Shares or	Value of
	Securities	Underlying			Units of	Shares or
	Underlying	Unexercised			Stock That	Units of
	Unexercised	Options (#)	Option	Option	Have Not	Stock That
	Options (#)	Unexercisable	Exercise	Expiration	Vested (#)	Have Not
Name	Exercisable	(1)	Price ($)	Date	(2)	Vested ($) (3)

Mark S. Allio	24,474	—	10.42	5/19/15	17,833	53,142
	1,667	3,333	7.35	2/15/17
	—	12,500	4.03	3/20/18
	—	30,000	3.29	10/16/18
Raymond E. Heh	12,000	—	12.57	6/9/13	8,200	24,436
	3,632	—	13.76	3/18/14
	7,500	—	12.60	4/15/14
	7,000	—	10.42	5/19/15
	333	667	7.35	2/15/17
		5,000	4.03	3/20/18
		10,000	3.29	10/16/18
Eloise L. Mackus	7,000	—	12.70	7/7/13	5,967	17,782
	7,500	—	12.60	4/15/14
	3,000	—	10.42	5/19/15
	583	1,167	7.35	2/15/17
	—	4,000	4.03	3/20/18
	—	10,000	3.29	10/16/18

(1)	The unexercisable Option Awards as of December 31, 2008 have a vesting date or will vest as follows:

Date	Mr. Allio	Mr. Heh	Ms. Mackus

1/31/09	1,666	333	583
2/28/09	4,167	1,667	1333
9/30/09	10,000	3,500	3500
1/31/10	1,667	334	584
2/28/10	4,167	1,667	1333
9/30/10	10,000	3,500	3500
2/28/11	4,166	1,666	1334
9/30/11	10,000	3,000	3000

	45,833	15,667	15,167

(2)	The Stock Awards that have not vested as of December 31, 2008 have a vesting date or will vest as follows:

Date	Mr. Allio	Mr. Heh	Ms. Mackus

1/31/09	1,667	1,000	583
2/28/09	4,167	1,667	1,333
5/31/09	1,000	600	400
1/31/10	1,666	1,000	584
2/28/10	4,167	1,667	1,333
5/31/10	1,000	600	400
2/28/11	4,166	1,666	1,334

	17,833	8,200	5,967

(3)	Based on the $2.98 closing price of our common stock as of December 31, 2008.

EMPLOYMENT AGREEMENTS.  CFBank and the Company have maintained employment agreements with David C. Vernon, who was President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank until January 31, 2005.

Those Employment Agreements were amended in December 2004 in connection with a management succession plan whereby Mark S. Allio was appointed President and Chief Executive Officer of the Company and Chief Executive Officer of CFBank effective February 1, 2005. On February 28, 2008, Mr. Vernon retired as Vice Chairman of the Board of Directors and was named Chairman Emeritus. Under the terms of the amended Employment Agreements, he will remain a director, if elected and, if not elected, he will continue to serve as a consultant or employee and be available to perform special project services for and on behalf of the Company and CFBank at a compensation level commensurate with his duties and responsibilities, but in any event not less than $100 per month, until April 17, 2014. Payments to Mr. Vernon under CFBank’s Employment Agreements with him are guaranteed by the Company in the event that payments or benefits are not paid by CFBank.

SALARY CONTINUATION AGREEMENT.  In 2004, CFBank initiated a nonqualified Salary Continuation Agreement for Mr. Vernon. Under the plan, CFBank pays him, or his beneficiary, a retirement benefit of $25,000 annually for 20 years, beginning with his retirement on February 28, 2008.

ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.  Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and persons who own more than 10% of any registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of all such reports of ownership furnished to the Company, or written representations that no forms were necessary, we believe there were no known failures to file a required report for the year ended December 31, 2008, or any failure to make any such filing in a timely manner.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.  Federal regulations related to insured financial institutions and CFBank policy require that any and all loans or extensions of credit made by CFBank to related persons of the Company or CFBank, including executive officers, directors or their immediate family members (i) be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to CFBank, (ii) do not involve more than the normal risk of collectability and (iii) do not present any other unfavorable features. All outstanding loans or extensions of credit made by CFBank to such related persons comply with these regulations and policies. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of CFBank’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. Total loans outstanding to such related persons totaled $2.8 million at December 31, 2008, and were all approved by a majority of disinterested members of the Board of Directors.

PROPOSAL 2 APPROVAL OF THE CENTRAL FEDERAL 2009 EQUITY COMPENSATION PLAN

At the Annual Meeting, stockholders will be asked to approve the Central Federal Corporation 2009 Equity Compensation Plan (the “2009 Plan”) which was adopted, subject to stockholder approval, by the Board of Directors on March 19, 2009. The 2009 Plan is similar to the Third Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan (the “2003 Plan”). If approved by the stockholders, the 2009 Plan would replace the 2003 Plan, and would become our primary plan for providing stock-based incentive compensation to our eligible employees and directors. If the 2009 Plan is not approved by the stockholders, our ability to provide future awards to attract, provide incentives to and retain key personnel and directors would be limited significantly. If the 2009 Plan is approved by stockholders, no further awards will be granted under the 2003 Plan. The 2003 Plan will remain in effect with respect to awards already granted under the 2003 Plan until such awards have been exercised, forfeited, canceled, have vested, expired or otherwise terminated in accordance with the terms of such grants.

The Board of Directors believes that incentive and stock-based awards focus employees and directors on the dual objective of creating stockholder value and promoting the Company’s long-term success, and that equity compensation plans like the 2009 Plan help attract, retain and motivate valued employees and directors. The Board of Directors believes that the 2009 Plan will help enable the Company to compete effectively with other financial institutions, attract and retain key personnel and secure the services of experienced and qualified persons as directors.

The 2003 Plan provided for the issuance of up to 500,000 shares of Company common stock. As of April 10, 2009, there were 45,820 shares available for additional awards under the 2003 Plan. The total number of shares authorized for issuance as awards under the 2009 Plan is 1,000,000, plus the number of shares remaining reserved for issuance under the 2003 Plan on the date of stockholder approval of the 2009 Plan. If the stockholders approve the 2009 Plan, any shares available for issuance under the 2003 Plan and any shares subject to grants that are later forfeited or expire under the 2003 Plan will be reserved for issuance under the 2009 Plan.

Effect of Recent Legislation.  The EESA and ARRA direct the United States Department of the Treasury to adopt rules to implement “compensation standards” for those institutions, like the Company, that are recipients under the Troubled Asset Relief Program, including a prohibition on bonus, retention or incentive pay other than a certain prescribed value of restricted stock. As a result, it is likely that these new legislative and regulatory restrictions will preclude the grant of any stock options and impose limits on restricted stock grants to certain of the Company’s officers and highly compensated employees in the future for so long as the Company is subject to the EESA and ARRA restrictions. However, the Board of Directors believes it is important for the stockholders to approve the 2009 Plan so that options and restricted stock can be used for long-term incentive purposes when and as permitted under the applicable regulatory restrictions.

SUMMARY DESCRIPTION OF THE 2009 PLAN.  The principal terms of the 2009 Plan are summarized below. The following summary is qualified in its entirety by the full text of the plan, which appears as Appendix A to this proxy statement.

PURPOSES OF THE 2009 PLAN.  The purposes of the 2009 Plan are to provide incentives and rewards to those employees and directors who are largely responsible for the success and growth of the Company and its affiliates, and to assist the Company and CFBank in attracting and retaining directors, executives and other key employees with experience and ability.

ADMINISTRATION.  The Compensation and Management Development Committee of the Board of Directors of the Company will administer the 2009 Plan (the “Committee”). Subject to the terms of the plan, the Committee interprets the plan and is authorized to make all determinations and decisions under the plan. The Committee also determines the participants to whom awards will be granted, the type and amount of awards that will be granted and the terms and conditions applicable to such awards. Each award granted under the 2009 Plan will be evidenced by an award agreement that sets forth the terms and conditions of each award.

ELIGIBILITY.  All employees and outside directors of the Company and CFBank are eligible to participate in the 2009 Plan.

AUTHORIZED SHARES.  Subject to the certain adjustments described in Section 13 of the plan, the number of shares authorized and reserved for issuance as awards under the 2009 Plan is 1,000,000, plus the number of shares remaining reserved for issuance under the 2003 Plan on the date of stockholder approval of the 2009 Plan. The shares of Company common stock to be issued as awards under the 2009 Plan may be either authorized but unissued shares, or reacquired shares held by the Company as treasury stock.

To the extent that an award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under the 2009 Plan. Shares of Common Stock that are exchanged by a recipient or withheld by the Company as full or partial payment in connection with any award under the plan, as well as any shares exchanged by a recipient or withheld by the Company to satisfy the tax withholding obligations related to any award under the plan, will not be counted toward the award limits and shall be available for subsequent awards under the 2009 Plan.

TYPES OF AWARDS.  The 2009 Plan authorizes grants of stock options, stock appreciation rights and restricted stock awards.

A stock option is the right to purchase shares of Company common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of stock options may not be less than the fair market value of a share of Company common stock on the date of grant. The exercise price for a stock option may be paid in cash, common stock or a combination of cash and common stock, through a cashless exercise, or, if a stock appreciation right is granted in tandem with a stock option, by utilizing the stock appreciation right and paying some or all of the exercise price by withholding of shares, to the extent permitted by the Committee. Upon written consent of the Committee, non-statutory stock options may be transferred pursuant to the terms of the plan. Incentive stock options may not be transferred or assigned. The maximum term of a stock option is ten years from the date of grant. The plan provides for the grant of incentive stock options and non-statutory stock options. (See — “FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE 2009 PLAN,” below).

A stock appreciation right is the right to receive a payment, in shares of Common Stock, of an amount equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the stock appreciation right is exercised over the fair market value of a share of Common Stock on the date the stock appreciation right was granted (the “base price”) as specified in the applicable award agreement, provided, however, that, in the case of a stock appreciation right granted simultaneously with or added to an option, the base price shall be the fair market value of a share of Common Stock on the date such option was granted. The base price may not be lower than the fair market value of a share of Company common stock on the date of grant. The maximum term of a stock appreciation right is ten years from the date of grant or the shorter period of the option if granted as part of an option. (See — “FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE 2009 PLAN,” below).

A restricted stock award is a grant of a certain number of shares of Company common stock subject to the lapse of certain restrictions (such as continued service) determined by the Committee. Participants are entitled to receive dividends and other distributions declared and paid on the shares and may also vote any unvested shares subject to their restricted stock awards. (See — “FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE 2009 PLAN,” below).

EFFECT OF TERMINATION OF SERVICE AND CHANGE IN CONTROL ON AWARDS.  The 2009 Plan provides that all outstanding awards will vest upon death, termination of service due to disability or upon a change in control, as defined in the plan. Options and stock appreciation rights that vest upon death or disability remain exercisable for one year following termination of service. Options and stock appreciation rights that vest upon a change in control remain exercisable for their term. In the event of a Termination for Cause (as defined in the plan), award recipients forfeit all rights to unvested and unexercised awards. Unless otherwise determined by the Committee, upon an award recipient’s retirement, the recipient forfeits all unvested awards and has one year to exercise vested stock options and stock appreciation rights. Incentive stock options exercised more than three months after an optionee’s retirement date will be treated as non-statutory stock options for tax purposes. Award recipients that terminate service for reasons other than death, disability or retirement forfeit all rights to any unvested awards. Vested and unexercised stock options and stock appreciation rights remain exercisable for three months following termination of service.

TERM OF THE PLAN.  The plan will terminate on March 19, 2019, unless terminated sooner by the Board of Directors.

AMENDMENT OF THE PLAN AND AWARDS.  The plan allows the Board of Directors to amend the plan in certain respects without stockholder approval, unless such approval is required to comply with tax law, regulatory or listing requirements. Except in certain situations as described in the plan, awards cannot be amended without the written consent of an award recipient.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE 2009 PLAN.  The federal income tax consequences of the 2009 Plan, under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

NON-STATUTORY STOCK OPTIONS (NSO).  The Company is generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise.

STOCK APPRECIATION RIGHTS.  Stock appreciation rights are generally taxed and deductible in substantially the same manner as NSOs.

INCENTIVE STOCK OPTIONS (ISO).  If an optionee disposes of shares of Company common stock acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two-year and one-year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is includible for purposes of determining an optionee’s alternative minimum tax liability.

The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all Company plans) may not exceed $100,000.

RESTRICTED STOCK AWARD.  A restricted stock award recipient recognizes ordinary income, and the Company is entitled to a corresponding deduction, equal to the fair market value of the stock at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse. A restricted stock award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the fair market value of the stock at the time of grant, and the Company is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse.

SPECIFIC BENEFITS UNDER THE 2009 PLAN.  The Board of Directors has not approved any awards under the 2009 Plan that are conditioned upon stockholder approval of the plan and is not currently considering any specific award grants under the 2009 Plan.

Vote Necessary to Approve the Central Federal 2009 Equity Compensation Plan
The affirmative vote of the holders of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal 2. Shares in excess of the 10% limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the outcome of the vote on this Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CENTRAL FEDERAL CORPORATION 2009 EQUITY COMPENSATION PLAN.

PROPOSAL 3 APPROVAL OF THE AMENDMENT TO
CENTRAL FEDERAL CORPORATION’S CERTIFICATE OF INCORPORATION

The Board unanimously recommends amending the Company’s Certificate of Incorporation to increase the number of authorized shares of Central Federal Common Stock from 6,000,000 shares to 12,000,000 shares. The amendment would not change the number of authorized shares of preferred stock or the par value per share of any stock.

The primary reason the Board is recommending this amendment to the Company’s Certificate of Incorporation is to provide the Board with the flexibility with respect to a wide variety of potential corporate purposes, including financings, mergers and acquisitions, issuances under equity compensation plans, stock splits in the form of stock dividends, and other general corporate uses. The Board does not have any present plans to issue the additional shares.

As of April 10, 2009, there were approximately 4,101,537 shares of Common Stock outstanding, leaving approximately 1,898,463 shares of Common Stock available for future issuance, of which remaining shares (i) 336,568 are reserved for issuance pursuant to an outstanding warrant issued to the United States Department of the Treasury and (ii) approximately 416,377 are reserved for issuance pursuant to equity incentive plans previously approved by the Company’s stockholders. 7,225 shares of Central Federal preferred stock are issued and outstanding, leaving 992,775 shares of preferred stock available for future issuance.

The additional shares of Common Stock will, if and when issued, be identical to the shares of Common Stock now authorized and outstanding. The increase in authorized shares will not affect the rights of current stockholders, but issuance of the shares could decrease each existing stockholder’s proportionate equity ownership.

The additional shares can be issued by the Board, without further stockholder action except as required by law or stock exchange regulations. The Board believes that this flexibility is in the best interests of the Company and its stockholders. The resolution adopted by the Board recommending this proposal states:

RESOLVED:  That the Board of Directors of the Company hereby approves and declares it advisable that the Certificate of Incorporation be amended (the “Amendment”) by deleting in its entirety paragraph A of Article Fourth and replacing it with the following paragraph:

“A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 13 million (13,000,000) consisting of:

1.	One million (1,000,000) shares of Preferred Stock, par value once cent ($.01) per share (the “Preferred Stock”); and

2.	12 million (12,000,000) shares of Common Stock, par value one cent ($.01) per share (the “Common Stock”).”

Vote Necessary to Approve the Amendment and Effectiveness
The affirmative vote of the holders of a majority of the outstanding shares of all stock entitled to a vote at the Annual Meeting is required for approval of this Proposal 3. If you “abstain” or otherwise do not vote on the proposal, it has the same effect as a vote against the amendment. Shares in excess of the 10% limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the outcome of the vote on this Proposal 3.

If this proposal is approved, the Amendment to the Certificate of Incorporation will become effective upon filing the Amendment with the Delaware Secretary of State.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CENTRAL FEDERAL COMMON STOCK.

PROPOSAL 4 NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

The ARRA, which was enacted on February 17, 2009, requires that, during the period in which any obligation arising from financial assistance provided to a recipient under the Treasury’s Troubled Asset Relief Program (“TARP”) remains outstanding, any proxy statement for an annual meeting of stockholders of that TARP recipient at which directors are to be elected must provide the recipient’s stockholders with a so-called “say on pay.” This means that the recipient has to provide for a separate stockholder vote to approve the compensation of the recipient’s executives, as disclosed pursuant to the applicable compensation disclosure rules of the Securities and Exchange Commission. The Company, which has received funds under the TARP, is complying with the “say on pay” requirement through the presentation of this Proposal 4.

The purpose of the Company’s compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to the Company’s long-term success and enhancement of stockholder value. Those policies and procedures also should strongly align the interests of our executives with the interests of our stockholders in building the long-term value of the Company. The Board of Directors and the Compensation and Management Development Committee believe that the Company’s compensation policies and procedures achieve these objectives and that our compensation levels, policies and procedures, as disclosed and discussed in this Proxy Statement, are reasonable in comparison both to our peer bank holding companies and to the Company’s performance during 2008.

Accordingly, the Company presents the following advisory proposal for stockholder approval:

“Resolved, that the stockholders approve the compensation of the Company’s executive officers, as set forth in the compensation tables and any related disclosures or discussion in this Proxy Statement.”

Your vote on this proposal is advisory and is not binding on the Company or its Board of Directors. The Board of Directors may, however, take into account the outcome of the vote when considering future executive compensation decisions.

Vote Necessary to Approve Proposal 4

The affirmative vote of the holders of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal 4. Shares in excess of the 10% limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the outcome of the vote on this Proposal 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee, with the approval of the Board of Directors, has appointed Crowe Horwath LLP to be its independent registered public accounting firm for 2009, subject to ratification by stockholders. A representative of Crowe Horwath LLP is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If stockholders do not ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2009, the Audit Committee may replace them with another independent registered public accounting firm for the balance of the year or may continue to use Crowe Horwath LLP if the Audit Committee deems it to be in the best interest of the Company under the circumstances.

Vote Necessary to Approve Proposal 5
The affirmative vote of the holders of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal 5. Shares in excess of the 10% limit will not be counted as present and entitled to vote or as votes cast and will have no effect on the outcome of the vote on this Proposal 5.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

The following table sets forth the fees billed to the Company for 2008 and 2007 by Crowe Horwath LLP:

	2008	2007

Audit Fees	$59,950	$56,000
Audit-Related Fees	34,643	31,950
Tax Fees	—	—
All Other Fees	—	—

Total	$94,593	$87,950

Audit-related fees were related to Crowe Horwath LLP’s review of the Company’s filings with the Securities and Exchange Commission during 2008 and 2007.

The Company’s Audit Committee must pre-approve all engagements of the independent registered public accounting firm by the Company and its subsidiaries, including CFBank, as required by the Audit Committee’s charter and the rules of the Securities and Exchange Commission. Prior to the beginning of each fiscal year, the Audit Committee approves an annual estimate of fees for engagements, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management. In addition, the Audit Committee evaluates known potential engagements of the independent registered public accounting firm, including the scope of the proposed work to be performed and the proposed fees, and approves or rejects each service. Management may present additional services for approval at subsequent committee meetings. The Audit Committee has delegated to the Audit Committee Chairman the authority to evaluate and approve engagements on behalf of the Audit Committee in the event a need arises for pre-approval between Committee meetings and in the event the engagement for services was within the annual estimate but not specifically approved. If the Chairman so approves any such engagements, he reports that approval to the full Committee at the next Committee meeting.

Since the effective date of the Securities and Exchange Commission’s rules that strengthen independent registered public accounting firm independence, all audit, audit-related, tax and other services, if applicable, as provided by Crowe Horwath LLP, have been pre-approved in accordance with the Audit Committee’s policies and procedures.

STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table provides information as of March 15, 2009 about the persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and
	Nature of	Percent of
	Beneficial	Common Stock
Name and Address of Beneficial Owner	Ownership	Outstanding

Uni Capital LP (1)	410,784	10.02%
Uni Capital GC LP
Reid S. Buerger
7111 Valley Green Road
Fort Washington, PA 19304

Wellington Management Co., LLP (2)	333,088	8.12%
75 State Street
Boston, MA 02109

(1)	Based on information contained in a statement on Schedule 13D dated August 22, 2008 and filed August 22, 2008, this group has sole voting power over 410,784 shares of the outstanding common stock of the Company and sole investment power over 410,784 shares of the outstanding common stock of the Company.

(2)	Based on information contained in a statement on Schedule 13G/A dated December 31, 2007 and filed February 14, 2008, Wellington Management Co., LLP has shared voting power over 251,388 shares of the outstanding common stock of the Company and shared investment power over 333,088 shares of the outstanding common stock of the Company.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information as of March 15, 2009 with respect to the number of shares of Company common stock considered to be owned by each director or nominee for director of the Company, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

	Amount and Nature of
	Beneficial Ownership
	Shares	Percent

Mark S. Allio, Chairman of the Board, President and Chief Executive Officer (1)	161,856	3.9%
David C. Vernon, Chairman Emeritus (2)	120,381	2.9%
Jeffrey W. Aldrich, Director (3)	37,790	0.9%
Thomas P. Ash, Director (4)	37,672	0.9%
William R. Downing, Director (5)	36,692	0.9%
Gerry W. Grace, Director (4)	55,251	1.3%
Jerry F. Whitmer, Director (6)	10,500	0.3%
Raymond E. Heh, President and Chief Operating Officer, CFBank (7)	49,465	1.2%
Eloise L. Mackus, Executive Vice President, General Counsel and Secretary (8)	41,249	1.0%
All directors and executive officers as a group (11 persons) (9)	683,527	15.8%

(1)	Includes 11,999 shares awarded to Mr. Allio pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 31,974 shares which may be acquired by exercising stock options within 60 days. Also includes 1,300 shares owned by Michele Allio, Mr. Allio’s spouse.

(2)	Includes 1,200 shares awarded to Mr. Vernon pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 61,890 shares which may be acquired by exercising stock options within 60 days. Also includes 412 shares owned by M. Catherine Vernon, Mr. Vernon’s spouse.

(3)	Includes 400 shares awarded to Mr. Aldrich pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 12,194 shares which may be acquired by exercising stock options within 60 days. Also includes 23,322 shares owned by Jean Aldrich, Mr. Aldrich’s spouse.

(4)	Includes 400 shares awarded to these outside directors pursuant to the Company’s equity compensation plans which have not yet vested, but as to which they may provide voting recommendations. Includes 12,194 shares which may be acquired by exercising stock options within 60 days.

(5)	Includes 400 shares awarded to Mr. Downing pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 2,500 shares which may be acquired by exercising stock options within 60 days. Also includes 16,192 shares owned by R.H. Downing, Inc., which is 100% owned by Mr. Downing, and 10,000 shares owned by Mary Downing Trust, of which Mr. Downing is trustee.

(6)	Includes 400 shares awarded to Mr. Whitmer pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 2,500 shares which may be acquired by exercising stock options within 60 days.

(7)	Includes 5,533 shares awarded to Mr. Heh pursuant to the Company’s equity compensation plans which have not yet vested, but as to which he may provide voting recommendations. Includes 32,465 shares which may be acquired by exercising stock options within 60 days.

(8)	Includes 4,051 shares awarded to Ms. Mackus pursuant to the Company’s equity compensation plans which have not yet vested, but as to which she may provide voting recommendations. Includes 19,999 shares which may be acquired by exercising stock options within 60 days.

(9)	Includes 5,800 shares awarded to officers not listed in the table pursuant to the Company’s equity compensation plans which have not yet vested, but as to which they may provide voting recommendations. Includes 48,000 shares which officers not listed in the table may acquire by exercising stock options within 60 days.

EQUITY COMPENSATION PLAN INFORMATION.  The following table sets forth information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company’s equity compensation plans as of December 31, 2008.

	Number of		Number of
	Securities to be		Securities
	Issued Upon	Weighted-Average	Remaining
	Exercise of	Exercise Price of	Available for Future
	Outstanding	Outstanding	Issuance under
	Options, Warrants	Options, Warrants	Equity Compensation
Plan Category	and Rights	and Rights	Plans

Equity compensation plans approved by stockholders	416,377	$8.47	46,620
Equity compensation plans not approved by stockholders	—	—	—

Total	416,377	$8.47	46,620

MISCELLANEOUS
The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock. Directors, officers and regular employees of the Company may also solicit proxies personally or by telephone and will not receive additional compensation for these activities.

STOCKHOLDER PROPOSALS
If a stockholder desires to have a proposal included in the Company’s proxy statement and form of proxy for the 2010 annual meeting of stockholders, the proposal must conform to the requirements of Exchange Act Rule 14a-8 and other applicable proxy rules and interpretations of the Securities and Exchange Commission concerning the submission and content of proposals and must be received by the Company, at 2923 Smith Road, Fairlawn, Ohio 44333, prior to the close of business on December 23, 2009.

The Company’s Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting of stockholders. For business to be properly brought before an annual meeting by a stockholder, the business must relate to a proper subject matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not less than 90 days prior to the date of the annual meeting; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder’s notice to the Corporate Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (iii) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder; and (iv) any material interest of such stockholder in such business.

Assuming that the 2010 annual meeting of stockholders is held on the third Thursday of May, as has been the Company’s recent practice, and that such date is announced at least 100 days in advance, a stockholder’s proposal for that meeting must be received by the Company at 2923 Smith Road, Fairlawn, Ohio 44333, not later than the close of business on February 19, 2010, in order to be considered timely. If any such proposal is received after such date, it will be considered untimely, and the persons named in the proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to that proposal.

Stockholder nominations for director are discussed above under the caption “CORPORATE GOVERNANCE AND NOMINATING COMMITTEE.”

A COPY OF THE FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2008, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, CENTRAL FEDERAL CORPORATION, 2923 SMITH ROAD, FAIRLAWN, OHIO 44333.

BY ORDER OF THE BOARD OF DIRECTORS

Eloise L. Mackus
Corporate Secretary

Fairlawn, Ohio
April 21, 2009

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

CENTRAL FEDERAL CORPORATION
2009 EQUITY COMPENSATION PLAN

This is the Central Federal Corporation 2009 Equity Compensation Plan. This plan document supersedes the prior Third Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan. Upon approval by the Holding Company’s shareholders, this Plan shall amend the Third Amended and Restated Central Federal Corporation 2003 Equity Compensation Plan to immediately terminate the right to make additional grants under such 2003 plan.

1.	DEFINITIONS

(a)	“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

(b)	“Award” means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options, Stock Appreciation Rights and Restricted Stock Awards.

(c)	“Bank” means CFBank and includes any of its wholly owned subsidiaries.

(d)	“Board of Directors” means the board of directors of the Holding Company.

(e)	“Change in Control” means with respect to the Bank or the Holding Company, an event of a nature that:

(i)	would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or

(ii)	results in a Change in Control of the Holding Company or the Bank within the meaning of the Home Owner’s Loan Act of 1933, as amended, or the Federal Deposit Insurance Act and the Rules or Regulations promulgated by the Office of Thrift Supervision (the “OTS”) (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or

(iii)	without limitation, such a Change in Control shall be deemed to have occurred at such time as:

(A)	any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank’s or the Holding Company’s outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries; or

(B)	individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company’s stockholders was approved by a Nominating Committee solely composed of members who are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or

(C)	a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity; or

(D)	a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding

APPENDIX A-1

Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or

(E)	a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

(f)	“Code” means the Internal Revenue Code of 1986, as amended.

(g)	“Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of three or more members of the Board, each of whom is both a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of such term as contained in applicable regulations interpreting Section 162(m) of the Code; provided, however, that with respect to the application of the Plan to Awards made to Directors, “Committee” means the Board. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with such requirements shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

(h)	“Common Stock” means the common stock of the Holding Company, par value $.01 per share.

(i)	“Disability” means any mental or physical condition with respect to which the Participant qualifies for and receives benefits under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, “Disability” shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate. In the case of Incentive Stock Options, “Disability” has the meaning set forth in Code Section 22(e)(3).

(j)	“Effective Date” of this Central Federal Corporation 2009 Equity Compensation Plan means March 19, 2009.

(k)	“Employee” means any person employed by the Holding Company or an Affiliate. Directors who are also employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

(l)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)	“Exercise Price” means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

(n)	“Fair Market Value” means the market price of Common Stock, determined by the Committee as follows:

(i)	If the Common Stock was traded on the date in question on the Nasdaq® Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

(ii)	If the Common Stock was traded on a stock exchange for the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

(iii)	If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith by reasonable application of a reasonable valuation method, considering any and all information the Committee determines relevant, consistent with Code Section 409A and Treasury Regulations thereunder.

The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

APPENDIX A-2

(o)	“Holding Company” means Central Federal Corporation (formerly Grand Central Financial Corp.) and any entity which succeeds to the business of Central Federal Corporation.

(p)	“Incentive Stock Option” means a stock option granted under the Plan that is intended to meet the requirements of Section 422 of the Code.

(q)	“Named Executive” means any individual who is either the chief executive officer of the Holding Company (or is acting in such capacity), the principal financial officer of the Holding Company (or is acting in such capacity), or is among the three most highly compensated officers of the Holding Company (other than the chief executive officer, and other than the principal financial officer unless the smaller reporting companies rules apply), has compensation which is required to be reported to shareholders under the Exchange Act, and whose compensation is subject to the deduction limits of Code Section 162(m) from time to time; provided that, for purposes of compliance with the Troubled Asset Relief Program requirements, Named Executives will be identified under the Troubled Asset Relief Program regulations and guidance, and there will be at least five Named Executives.

(r)	“Non-Statutory Stock Option” means any stock option granted to an individual under the Plan that does not qualify as an Incentive Stock Option.

(s)	“Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

(t)	“Outside Director” means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

(u)	“Participant” means any Employee or Outside Director who was granted an Option, SAR or Restricted Stock Award under the Plan.

(v)	“Plan” means this Central Federal Corporation 2009 Equity Compensation Plan.

(w)	“Restricted Stock Award” means an Award of restricted stock granted to an individual pursuant to Section 8 of the Plan.

(x)	“Retirement” with respect to an Employee means, except as otherwise provided in an Award Agreement, retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. “Retirement” with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director’s intention to retire.

(y)	“Stock Appreciation Right” or “SAR” means a right to a payment provided in accordance with Section 7 of the Plan.

(z)	“Termination for Cause” shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s), or a termination of employment because of a material violation of Holding Company or Bank policies or code of conduct.

2.	PURPOSE

The purpose of this Plan is to:

(a)	provide the Holding Company with the ability to continue using Common Stock as a means to attract and retain Employees and Outside Directors;

(b)	provide Participants with additional incentives to use their best efforts toward the success of the Holding Company and its Affiliates; and

APPENDIX A-3

(c)	align the financial interests of Participants with the interests of the Holding Company’s shareholders.

3.	ELIGIBILITY

(a)	Incentive Stock Options may be granted to any individual who, at the time the Incentive Stock Option is granted, is an Employee.

(b)	Non-Qualified Stock Options may be granted to Employees and Outside Directors.

(c)	Stock Appreciation Rights may be granted to Employees and Outside Directors.

(d)	Restricted Stock Awards may be granted to Employees and Outside Directors.

4.	ADMINISTRATION

(a)	The Committee shall administer the Plan.

(b)	The Committee shall:

(i)	select the individuals who are to receive grants of Awards under the Plan;

(ii)	determine the type, number, vesting requirements and other features and conditions of Awards made under the Plan;

(iii)	interpret the Plan and Award Agreements (as defined below); and

(iv)	make all other decisions related to the operation of the Plan.

In granting Awards under the Plan, the Committee shall consider recommendations of the Chief Executive Officer. The Committee shall adopt any rules or guidelines that it deems appropriate to implement and administer the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

(c)	Each Award granted under the Plan shall be evidenced by a written agreement (“Award Agreement”). Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Award holder, and every Award holder, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee, including, without limitation, a condition that the granting of an Award is subject to the surrender for cancellation of any or all outstanding Awards held by the Participant, provided that any surrender shall be considered a substitution under Section 409A and provisions can be different only to the extent that the original option could have been amended to include such provision. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

(i)	the type of Award granted;

(ii)	the Exercise Price of any Option or base price of any SAR;

(iii)	the number of shares subject to the Award;

(iv)	the expiration date of the Award;

(v)	the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

(vi)	the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

The Chairman of the Committee and such Outside Directors and Employees as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Holding Company or an Affiliate and to cause them to be delivered to the recipients of Awards granted under the Plan.

(d)	The Committee may delegate all authority for the determination of forms of payment to be made or received by the Plan and for the execution of any Award Agreement. The Committee may rely on the descriptions,

APPENDIX A-4

representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan.

(e)	Grants shall not be deemed made or the Fair Market Value of the underlying Awards determined, until (i) written action is unanimously signed or (ii) a Committee resolution is duly adopted at a meeting called in conformance with the rules governing the Committee’s operation, or (iii) where the authority to serve as the Committee has been delegated, when any paper or electronic writing by the delegatee listing the material terms of the grants (i.e, at least the names of Participants and amount and type of Awards to be granted to each), is delivered to Company personnel responsible for the prompt preparation of Award Agreements, for purposes of directing the prompt preparation of Award Agreements using the Fair Market Value at the close of the market on the date of that Committee action. The grant must be promptly communicated to Participants.

5.	STOCK SUBJECT TO THE PLAN

(a)	Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved for Awards under the Plan is 1,000,000, plus the number of remaining shares reserved for issuance under the 2003 Equity Compensation Plan on the date Holding Company shareholders approve this Plan, and will include any shares that are subject to grants under the 2003 Equity Compensation Plan that are later forfeited or expire. The following limits also apply with respect to Awards granted under the Plan:

(i)	The maximum number of shares of Common Stock that may be issued in the form of Incentive Stock Options granted under the Plan is 1,000,000, or the full number of shares of Common Stock available under (a) less the number of shares of Common Stock issued pursuant to Non-Statutory Stock Options and Restricted Stock Awards.

(ii)	The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under the Plan is 1,000,000.

(iii)	The maximum number of shares of Common Stock that may be subject to all Options and SARs granted under the Plan to any one Participant during a calendar year is 500,000.

(b)	The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Holding Company. Shares underlying outstanding Awards will be unavailable for any other use, including future grants under the Plan, except that, to the extent the Awards terminate, expire or are forfeited without vesting or having been exercised or paid, such expired, forfeited or unexercised awards will not be counted toward the award limits stated above, and new Awards may be granted with respect to these shares subject to the limitations set forth in this Section 5, except as otherwise provided for 162(m) purposes.

(c)	To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. Shares of Common Stock that are exchanged by a Participant or withheld by the Holding Company as full or partial payment in connection with any Award under this Plan, as well as any shares exchanged by a Participant or withheld by the Holding Company to satisfy the tax withholding obligations related to any Award under this Plan, will not be counted toward the award limits stated above and shall be available for subsequent Awards under this Plan.

6.	OPTIONS

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Options to Employees and outside directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(a)	Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

APPENDIX A-5

(b)	Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(c)	Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit transfer or assignment of a Non-Statutory Stock Option or SAR, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

(i)	to a revocable inter vivos trust, as to which an individual is both settlor and trustee; or

(ii)	for no consideration to:

(A)	any member of the individual’s Immediate Family;

(B)	a trust solely for the benefit of members of the individual’s Immediate Family;

(C)	any partnership whose only partners are members of the individual’s Immediate Family; or

(D)	any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual’s Immediate Family.

For purposes of this Section 6(c), “Immediate Family” includes, but is not necessarily limited to, an individual’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to approve the transfer or assignment of any Non-Statutory Stock Option, in whole or in part. Receipt of the Committee’s approval to transfer or assign a Non-Statutory Stock Option, in whole or in part, does not mean that the Committee must approve a transfer or assignment of any other Non-Statutory Stock Option, or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all terms and conditions applicable to the Option immediately prior to transfer or assignment, and shall remain subject to any other conditions proscribed by the Committee with respect to the Option.

(d)	Special Rules for Incentive Stock Options. Notwithstanding foregoing provisions, the following rules apply to the grant of Incentive Stock Options:

(i)	If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Holding Company at the time the Committee grants the Incentive Stock Option (a “10% Owner”), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(ii)	An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

(iii)	To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Holding Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Options in excess of the limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

(iv)	Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

APPENDIX A-6

(v)	Incentive Stock Options exercised more than three (3) months following the date an Employee terminates employment (for reasons other than death or Disability) will be treated as Non-Statutory Stock Options. In the event employment is terminated due to death or Disability, Incentive Stock Options will remain exercisable for one (1) year from the date the Employee terminates employment.

(e)	Acceleration Upon a Change in Control. Upon a Change in Control, all Options held by an individual as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the Option term.

(f)	Termination of Employment or Service. The following rules apply upon the termination of a Participant’s employment or other service:

(i)	In General. Unless the Committee determines otherwise, upon termination of employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, a Participant may exercise only those Options that were immediately exercisable by the Participant at the date of termination, and only for a period of three (3) months from the date of termination, or, if sooner, until the expiration of the Option term.

(ii)	Retirement. Unless the Committee determines otherwise, upon a Participant’s Retirement, the Participant may exercise only those Options that were immediately exercisable by the Participant at the date of Retirement, and only for a period of one (1) year from the date of Retirement, or, if sooner, until the expiration of the Option term. Incentive Stock Options exercised more than three (3) months following a Participant’s Retirement date will be treated as Non-Statutory Stock Options for tax purposes.

(iii)	Disability or Death. Unless the Committee determines otherwise, upon termination of a Participant’s employment or service due to Disability or death, all Options shall become immediately exercisable and shall remain exercisable for a period of one (1) year from the date of termination, or, if sooner, until the expiration of the Option term.

(iv)	Termination for Cause. Unless the Committee determines otherwise, upon Termination for Cause, all rights to a Participant’s Options shall expire immediately upon the effective date of Termination for Cause.

7.	STOCK APPRECIATION RIGHTS

An SAR shall provide a Participant with the right to receive a payment, in Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the Fair Market Value of a share of Common Stock on the date the SAR was granted (the “base price”) as set forth in the applicable Award Agreement, provided, however, that, in the case of an SAR granted simultaneously with or added to an Option, the base price shall be the Fair Market Value of a share of Common Stock on the date such Option was granted. The maximum term of an SAR shall be ten (10) years or the shorter period of the Option if granted as part of an Option.

(a)	Termination of Employment or Service. The following rules apply upon the termination of a Participant’s employment or other service:

(i)	In General. Unless the Committee determines otherwise, upon termination of employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, a Participant may exercise only those SARs that were immediately exercisable by the Participant at the date of termination, and only for a period of three (3) months from the date of termination, or, if sooner, until the expiration of the SAR term.

(ii)	Retirement. Unless the Committee determines otherwise, upon a Participant’s Retirement, the Participant may exercise only those SARs that were immediately exercisable by the Participant at the date of Retirement, and only for a period of one (1) year from the date of Retirement, or, if sooner, until the expiration of the SAR term.

APPENDIX A-7

(iii)	Disability or Death. Unless the Committee determines otherwise, upon termination of a Participant’s employment or service due to Disability or death, all SARs shall become immediately exercisable and shall remain exercisable for a period of one (1) year from the date of termination, or, if sooner, until the expiration of the SAR term.

(iv)	Termination for Cause. Unless the Committee determines otherwise, upon Termination for Cause, all rights to a Participant’s SARs shall expire immediately upon the effective date of Termination for Cause.

(b)	Acceleration Upon a Change in Control. Upon a Change in Control, all SARs held by an individual as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the SAR term.

(c)	Determination of Number of Shares Issuable Upon Exercise of an SAR. The number of shares of Common Stock issuable upon the exercise of an SAR shall be determined by dividing:

(i)	the number of shares of Common Stock for which the SAR is exercised multiplied by the amount of appreciation per share of Common Stock (for this purpose the “appreciation per share of Common Stock” shall be equal to the amount by which the Fair Market Value of a share of Common Stock on the date that the SAR is exercised exceeds the base price of the SAR)

by

(ii)	the Fair Market Value of a share of Common Stock on the date that the SAR is exercised.

Unless an Award Agreement provides that any fractional shares shall be rounded down and forfeited, the Participant will receive cash in lieu of fractional shares.

8.	RESTRICTED STOCK AWARDS

The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)	Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

(b)	Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

(i)	The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.

(ii)	Unless determined otherwise by the Committee and except in the event of the Participant’s death or pursuant to a domestic relations order, a Restricted Stock Award grant is not transferable and may be earned in his or her lifetime only by the individual to whom it is granted. Upon the death of a Participant, a Restricted Stock Award grant is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

(iii)	If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(c)	Acceleration of Vesting Upon a Change in Control. Upon a Change in Control, all Restricted Stock Awards held by a Participant as of the date of the Change in Control shall immediately become vested and any further restrictions shall lapse.

APPENDIX A-8

(d)	Acceleration of Vesting Upon Retirement Eligibility. The Committee may provide in a Restricted Stock Award Agreement that a Participant shall be vested upon meeting any service, age or other eligibility requirements for Retirement (other than the requirement that employment terminate). If the Committee does not so provide, neither the Participant’s termination of employment nor eligibility for Retirement will cause the Participant to vest in Restricted Stock Awards.

(e)	Termination of Employment or Service. The following rules will govern the treatment of a Restricted Stock Award upon the termination of a Participant’s termination of employment or other service:

(i)	In General. Unless the Committee determines otherwise, upon the termination of a Participant’s employment or service for any reason other than Disability or death, or Termination for Cause, any Restricted Stock Award in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Restricted Stock Award shall become null and void.

(ii)	Retirement. Unless the Committee determines otherwise, upon a Participant’s Retirement, any Restricted Stock Award in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the individual had to such unvested Restricted Stock Award shall become null and void.

(iii)	Disability or Death. Unless otherwise determined by the Committee, in the event of a termination of a Participant’s service due to Disability or death, all unvested Restricted Stock Awards held by such Participant shall immediately vest as of the date of such termination.

(iv)	Termination for Cause. Unless otherwise determined by the Committee, in the event of a Participant’s Termination for Cause, all Restricted Stock Awards in which the Participant had not become vested as of the effective date of such termination shall be forfeited and any rights the Participant had to such unvested Restricted Stock Awards shall become null and void.

(f)	Issuance of Certificates. Common Stock for Restricted Stock Awards shall be delivered to the Participant reasonably promptly after the date of grant either by book-entry registration or by delivering to the Participant or a custodian or escrow agent (including, without limitation, the Company or one of its employees) designated by the Committee a stock certificate, registered in the name of the Participant to whom the Restricted Stock Award was granted, evidencing such shares; provided, however, that the Holding Company shall not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Central Federal Corporation 2009 Equity Compensation Plan entered into between the registered owner of such shares and Central Federal Corporation or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Central Federal Corporation, 2923 Smith Road, Fairlawn, Ohio 44333.

This legend shall not be removed until the individual becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(e) shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

(g)	Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on Common Stock with respect to all shares of Common Stock subject to a Restricted Stock Award, from and after the date such shares are awarded. The Participant shall not be required to return any such dividends or other distributions to the Holding Company in the event of forfeiture of the Restricted Stock Award.

APPENDIX A-9

(h)	Voting of Restricted Stock Awards. Participants who are granted Restricted Stock Awards are entitled to vote or to direct the Plan trustee to vote, as the case may be, all unvested shares of Common Stock subject to the Restricted Stock Award.

(i)	Code Section 162(m) Provisions. Notwithstanding any other provision of the Plan, if the Committee determines, at the time an Award is granted to a Participant who is likely to be a Named Executive, that the Holding Company’s tax deduction could be limited under Code Section 162(m), then the Committee may provide that this Section is applicable to such Award.

(i)	Performance Criteria. If an Award is subject to this Section, then the lapsing of restrictions thereon and the distribution of Common Stock pursuant thereto, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: (i) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis); (ii) return on equity; (iii) return on assets; (iv) revenues; (v) expenses or expense levels; (vi) one or more operating ratios; (vii) stock price; (viii) stockholder return; (ix) market share; (x) cash flow; (xi) capital expenditures; (xii) net borrowing, debt leverage levels, credit quality or debt ratings; (xiii) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; (xiv) net asset value per share; or (xv) economic value added (together, the “Performance Criteria”). Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate, division or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee over a specified performance period that shall not be shorter than one year and otherwise within the time period prescribed by, and shall otherwise comply with the requirements of, Code Section 162(m), or any successor provision thereto, and the regulations thereunder. Requirements shall be established in writing by the Committee based on one or more performance goals as set forth in this Section 10(a) not later than 90 days after commencement of the performance period with respect to such Award, provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time and the material terms of the performance goals are disclosed to and approved by the Holding Company shareholders before the compensation is paid.

(ii)	Adjustment Of Awards. Notwithstanding any provision of the Plan to the contrary, with respect to any Award that is subject to this Section and intended to continue to be subject to this Section, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or Disability of the Named Executive or upon a Change in Control.

9.	METHOD OF EXERCISING OPTIONS

Subject to any applicable Award Agreement, an individual may exercise any Option, in whole or in part, at such time or times as the Committee specifies in the Award Agreement. The individual may make payment of the Exercise Price in such form or forms as the Committee specifies in the Award Agreement, including, without limitation, payment by delivery of cash, Common Stock or a cashless exercise with a qualified broker, or, if a SAR has been granted in tandem with an Option, the individual may make payment by electing to utilize the SAR and have some or all of the exercise price paid by withholding of shares. Any Common Stock used in full or partial payment of the Exercise Price shall be valued at the Fair Market Value of the Common Stock on the date of exercise. Delivery by the Holding Company of the shares as to which an Option has been exercised shall be made to the person exercising the Option or the designee of such person. If so provided by the Committee upon grant of the Option, the shares received upon exercise may be subject to certain restrictions upon subsequent transfer or sale by the Participant. In the event the Exercise Price is to be paid in full or in part by surrender of Common Stock, in lieu of actual surrender of shares of Common Stock the Holding Company may waive such surrender and instead deliver to or on behalf of the Participant a number of shares equal to the total number of shares as to which the Option is then

APPENDIX A-10

being exercised less the number of shares which would otherwise have been surrendered by the Participant to the Holding Company.

10.	TERMS AND CONDITIONS OF ALL AWARDS

(a)	TARP Program Compliance. Notwithstanding any provisions of this Plan or any Award Agreement under the Plan or under any other contract, for each fiscal year during any part of which the Holding Company or Bank has participated in the Troubled Assets Relief Program (“TARP”) Capital Purchase Program (“CPP”) under the Emergency Economic Stabilization Act of 2008, Division A of Public Law 110-343 (“EESA”):

(i)	the Holding Company and Bank shall review the Plan to ensure that the compensation under this Plan and the Award Agreements hereunder excludes incentives for the Named Executives to take unnecessary risks that threaten the value of the Holding Company or Bank during the period that the Secretary of the Treasury holds an equity or debt position in the Holding Company or Bank;

(ii)	a Named Executive must repay, and the Holding Company and Bank must recover, any bonus or incentive compensation paid to a Named Executive under the Plan and the Award Agreements hereunder based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate, or any other materially inaccurate performance metric criteria, and every Award Agreement under the Plan will be required to have these provisions apply to it;

(iii)	the Holding Company and Bank will not make any golden parachute payment (as defined in the October Interim Final Rule set out in 31 CFR Part 30 on October 20, 2008, or later guidance under EESA) to its Named Executives under the Plan during the period the Secretary holds an equity or debt position in the Holding Company or Bank (i.e., no payments of over three times base compensation that are triggered by a change in control or by a termination of employment that is involuntary, or in connection with bankruptcy filing or insolvency, will be made to an Named Executive), and any amount that would be paid but for this Section 10(a)(iii) will be forfeited on the date it would otherwise have been paid, unless the Committee determines otherwise consistent with the TARP rules; and

(iv)	the Holding Company or Bank will not claim a deduction for federal income tax purposes for remuneration under the Plan that would not be deductible if 26 U.S.C. 162(m)(5) were to apply to the Holding Company or Bank (i.e., no deduction will be claimed for compensation over $500,000 paid to any Named Executive).

The provisions in this Section 10 are intended to ensure compliance by the Holding Company and the Bank with all the requirements for TARP participants and all of the guidance and rules promulgated under EESA, and these restrictions will only apply to Awards to the extent required by EESA and the guidance and rules promulgated thereunder. The Holding Company and the Bank will comply with all applicable requirements of TARP and these provisions are to be interpreted and applied as the rules and guidance for TARP require.

The Board of Directors shall adopt additional policies to apply benefits restrictions or other rules to the Plan if required by any TARP guidance, and any such policies are not subject to shareholder approval under Section 17 of the Plan. Any such policy will be considered part of the terms of the Plan from the effective date of adoption.

(b)	Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect. All Awards granted to a Participant shall be exercisable during his lifetime only by such Participant, or if applicable, a permitted transferee; provided, however, that in the event of a Participant’s legal incapacity, an Award may be exercised by his guardian or legal representative.

APPENDIX A-11

11.	RIGHTS OF INDIVIDUALS

No individual shall have any rights as a shareholder with respect to any shares of Common Stock covered by a grant under this Plan until the date of book-entry registration or issuance of a stock certificate for such Common Stock. Nothing contained in this Plan or in any Award Agreement confers on any person the right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate an individual’s services.

12.	DESIGNATION OF BENEFICIARY

With the Committee’s consent, an individual may designate a person or persons to receive, upon the individual’s death, any Award to which the individual would then be entitled. This designation shall be made upon forms supplied by, or otherwise acceptable to, and delivered to the Holding Company. A designation of beneficiary may be revoked in writing. If an individual fails to effectively designate a beneficiary, the individual’s estate shall be deemed to be the beneficiary for purposes of the Plan.

13.	DILUTION AND OTHER ADJUSTMENTS

In the event of any change in the outstanding shares of Common Stock, by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or any other increase or decrease in such shares, without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of individuals, including any or all of the following:

(a)	adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

(b)	adjustments in the aggregate number or kind of shares of Common Stock or other securities that underlie Awards already made under the Plan; and

(c)	adjustments in the Exercise Price of outstanding Options or base price of outstanding SARs.

Any adjustment of an Award under this Section shall be made in such a manner so as not to constitute a modification within the meaning of Section 424(h) of the Code (even though such section may not otherwise be applicable). All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

14.	TAXES

Under this Plan, whenever cash or shares of Common Stock are to be delivered, the Committee is entitled to require as a condition of delivery that:

(a)	the individual remit an amount sufficient to satisfy all related federal, state, and local withholding tax requirements;

(b)	the withholding of such sums may come from compensation otherwise due to the individual or from shares of Common Stock due to the individual under this Plan; or

(c)	any combination of (a) and (b), above; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock related to an Option transferred by the individual in accordance with this Plan.

15.	NOTIFICATION UNDER SECTION 83(b)

The Committee can prohibit or require that an individual, within 30 days of the grant of an Award, make the election permitted under Section 83(b) of the Code, and the individual shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Section 83(b) of the Code.

APPENDIX A-12

16.	CHANGE IN CONTROL

In the event of a Change of Control, each outstanding Option or SAR may be assumed or an equivalent option or right shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. If such successor corporation does not agree to assume the outstanding Options or to substitute equivalent options or rights, then each Option, at the direction and discretion of the Committee:

(a)	may (subject to such conditions, if any, as the Committee deems appropriate under the circumstances) be cancelled unilaterally by the Holding Company in exchange for (a) a transfer to such Participant of the number of whole shares of Common Stock, if any, equal in Fair Market Value to the then-difference between the exercise price of the Option or SAR and the Fair Market Value of the Common Stock issuable upon the Option’s or SAR’s exercise, or (b) a cash payment equal to the then-difference between the exercise price of the Option or SAR and the Fair Market Value of the Common Stock issuable upon the Option’s or SAR’s exercise.

(b)	may be cancelled unilaterally by the Holding Company if the exercise price equals or exceeds the Fair Market Value of a share of Common Stock on a date set by the Board of Directors.

17.	AMENDMENT OF THE PLAN AND AWARD GRANTS

(a)	Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation, or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring shareholder ratification or approval. Other provisions of this Plan shall remain in full force and effect. No termination, modification, or amendment of this Plan may adversely affect the rights of an individual under an outstanding Award without the written permission of the affected individual.

(b)	Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no amendment shall adversely affect the rights of an individual under an outstanding Award Agreement without the written consent of the affected individual.

(c)	In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that effectively:

(i)	allows any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the date of grant; or

(ii)	allows the Exercise Price of any Option previously granted under the Plan to be reduced after the date of grant; or

(iii)	extends the Option term, unless and until the Committee determines that such extension does not cause the Option to cease to be exempt from Code Section 409A because it does not constitute a deferral of compensation that would subject the Option to the excise taxes provided under Code Section 409A.

(d)	Notwithstanding Section 17 above, no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by a majority of the shareholders of the Company:

(i)	if such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Section 13) or changes the designation or class of persons eligible to receive Awards under the Plan; or

(ii)	to make any grants of Awards after any change in the granting corporation (for example, by assumption of the Plan by another corporation) or in the definition of Common Stock; or

(iii)	if counsel for the Holding Company determines that such approval is otherwise required by or necessary to comply with applicable law.

APPENDIX A-13

(e)	It is intended that Awards granted under the Plan shall be exempt from taxation under Section 409A of the Code unless otherwise determined by the Committee at the time of grant. In that respect the Committee can intend and provide instead that an Award is subject to Section 409A. If an Award is intended to be subject to Section 409A, Participants that are “specified employees” (as defined under Section 409A), shall not begin to be paid or be paid under any Award for six months after separation from service where payment is triggered by that separation, but only to the extent that such Award would otherwise be subject to taxation under Section 409A if no such delay is imposed. The Participant will receive any amounts delayed under this Section in one lump sum payment on the date that is six months after the Participant’s separation from service, unless a different treatment of the six month delay is specifically stated in the Award Agreement.

18.	TERMINATION OF THE PLAN

The right to grant Awards under the Plan will terminate upon the earlier of:

(a)	March 19, 2019, which is ten (10) years after the original Effective Date of the Plan; or

(b)	the issuance of a number of shares of Common Stock pursuant to the exercise of Options and Stock Appreciation Rights and the vesting of Restricted Stock Awards equal to the maximum number of shares reserved under the Plan, as set forth in Section 5. The Board of Directors may suspend or terminate the Plan at any time; provided, however, that, except as otherwise specifically provided hereunder or in an Award Agreement, no such action will adversely affect an individual’s vested rights under a previously granted Award, without the consent of the affected individual.

19.	APPLICABLE LAW

The Plan will be administered in accordance with the laws of the state of Delaware, except to the extent that Federal law is deemed to apply.

APPENDIX A-14

CENTRAL FEDERAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2009
10:00 A.M. LOCAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Eloise L. Mackus and Therese Ann Liutkus, and each of them, with full power of substitution, as proxies for the undersigned, and to vote all shares of common stock of Central Federal Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Fairlawn Country Club located at 200 North Wheaton Road, Fairlawn, Ohio on Thursday, May 21, 2009 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof as follows:
(1)	The election as directors of all nominees listed (except as marked to the contrary below).
Jeffrey W. Aldrich
Mark S. Allio

FOR	VOTE WITHHELD	FOR ALL EXCEPT

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE PROVIDED BELOW.

(2)	Approval of the Central Federal Corporation 2009 Equity Compensation Plan.

FOR	AGAINST	ABSTAIN

(3)	Approval of the Amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Central Federal common stock.

FOR	AGAINST	ABSTAIN

(4)
Approval of the following advisory (non-binding) proposal: “Resolved, that the stockholders approve the compensation of the Company’s executive officers, as set forth in the compensation tables and any related disclosures or discussion in this Proxy Statement.”

FOR	AGAINST	ABSTAIN

(5)	Ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for the Company for the year ending December 31, 2009.

FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED
PROPOSALS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April 21, 2009 and of the Annual Report to Stockholders. The undersigned hereby revokes any proxies submitted previously.
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.
Dated:

SIGNATURE OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE

(Central Federal Corporation Letterhead)
Dear Stock Award Recipient:
On behalf of the Board of Directors, I am forwarding you the attached Vote Authorization Form for the purpose of conveying your voting instruction to First Banker’s Trust (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Central Federal Corporation (the “Company”) on May 21, 2009. Also enclosed is Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and a copy of the Company’s Annual Report to Stockholders.
As a participant in the Central Federal Corporation 1999 Stock-Based Incentive Plan (the “Incentive Plan”) you are entitled to vote all unvested shares of restricted stock awarded to you under the Incentive Plan as of April 10, 2009. The Incentive Plan Trustee will vote those shares of the Company stock in accordance with instructions it receives from you and the other Stock Award recipients. Shares of restricted stock for which instructions are not received by May 14, 2009, will not be voted by the Incentive Plan Trustee, as directed by the Company.
At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, you must complete and sign the enclosed Vote Authorization Form and return it in the accompanying postage-paid envelope no later than May 15, 2009.
Sincerely,
Mark S. Allio
Chairman, President & Chief Executive Officer

Name	INCENTIVE PLAN

Shares

   VOTE AUTHORIZATION FORM
          I understand that First Banker’s Trust (the “Trustee”), is the holder of record and custodian of all shares of Central Federal Corporation (the “Company”) common stock held in trust for the Central Federal Corporation 1999 Stock-Based Incentive Plan (Incentive Plan). Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 21, 2009.
          Accordingly, I vote my shares as follows:
(1)	The election as directors of all nominees listed (except as marked to the contrary below).
Jeffrey W. Aldrich
Mark S. Allio

FOR	VOTE WITHHELD	FOR ALL EXCEPT

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE PROVIDED BELOW.

(2)	Approval of the Central Federal Corporation 2009 Equity Compensation Plan.

FOR	AGAINST	ABSTAIN

(3)	Approval of the Amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Central Federal common stock.

FOR	AGAINST	ABSTAIN

(4)
Approval of the following advisory (non-binding) proposal: “Resolved, that the stockholders approve the compensation of the Company’s executive officers, as set forth in the compensation tables and any related disclosures or discussion in this Proxy Statement.”

FOR	AGAINST	ABSTAIN

(5)	Ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm for the Company for the year ending December 31, 2009.

FOR	AGAINST	ABSTAIN

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS

The Incentive Plan Trustee is hereby authorized to vote all unvested shares of Company common stock awarded to me under the Incentive Plan in its trust capacity as indicated above.

Date	Signature
Please date, sign and mail this form in the enclosed postage-paid envelope no later than May 14, 2009.